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                                                                    Exhibit 10.6
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                               FORM OF AGREEMENT

     AGREEMENT, dated as of _____ __, 2000 (this "Agreement"), by and between
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ENDO PHARMACEUTICALS HOLDINGS INC., a Delaware corporation ("Holdings"), and
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ENDO PHARMA LLC, a Delaware limited liability company ("Endo LLC").
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                                  WITNESSETH:

     WHEREAS, Holdings, Endo Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of Holdings ("Sub"), and Algos Pharmaceutical
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Corporation, a Delaware corporation (the "Algos"), entered into an agreement and
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plan of merger, dated as of November 26, 1999 (as amended and restated as of
March 3, 2000 and as amended on April 17, 2000, the "Merger Agreement"), whereby
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Algos will merge with and into Sub;

     WHEREAS, Endo LLC was formed in order to complete certain of the transactions contemplated by the Merger Agreement;

     WHEREAS, the Board of Directors of Holdings and the Board of Managers of Endo LLC have each determined that this Agreement is advisable and in the best interest of their stockholders and unitholders, respectively, and is in furtherance of and consistent with their respective long-term business strategies;

     WHEREAS, the Board of Directors of Holdings and the Board of Managers of Endo LLC have each approved this Agreement upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the parties hereto agree as follows:

          FIRST, Endo LLC hereby agrees to comply with Section 5.21 of the Merger Agreement, insofar as such section is applicable to Endo LLC, thereby having the effect of making Endo LLC a party to the Merger Agreement for purposes of such section; and

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          SECOND, Endo LLC hereby further agrees that, with respect to its agreement in clause FIRST above, it will be subject to Sections 8.6, 8.7 and 8.9 of the Merger Agreement.

     This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party.


                    ENDO PHARMACEUTICALS HOLDINGS INC.

                    By:_________________________________
                       Name:  Carol A. Ammon
                       Title: President & Chief Executive Officer


                    ENDO PHARMA LLC

                    By:_________________________________
                       Name:  Jeffrey R. Black
                       Title: Chief Financial Officer


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